UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

C&J ENERGY SERVICES LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the C&J Energy Services Ltd.

Annual Shareholders Meeting to be held on May 26, 2016

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, go to www.proxydocs.com/CJES. To submit your vote while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2016 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 16, 2016.

For a Convenient Way to VIEW Proxy Materials – and – VOTE Online go to: www.proxydocs.com/CJES

Proxy Materials Available to View or Receive:

1. Proxy Statement   2. Annual Report

Printed materials may be requested by one of the following methods:

INTERNET	TELEPHONE	*E-MAIL
www.proxydocs.com/CJES	(866) 648-8133	paper@investorelections.com
You must use the 12 digit control number located in the shaded gray box below.

*  If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO.	SHARES

Please see the proxy materials for information on how to attend the meeting and vote in person.

C&J Energy Services Ltd. Notice of Annual Shareholders Meeting

Date:	Thursday, May 26, 2016
Time:	2:00 P.M., local time
Place:	C&J headquarters, Crown House, 2nd Floor, 4 Par-La-Ville Rd., Hamilton, HM08, Bermuda

The purpose of the Annual Meeting is to take action on the proposals listed below.

The Board of Directors recommends that you vote “FOR” the following:

1.	Election of Class I Directors

Nominees	01	Randall McMullen, Jr.
	02	Sheldon Erikson

The Board of Directors recommends you vote “FOR” the following:

2.	Advisory vote to approve the 2015 compensation of the Company’s named executive officers

The Board of Directors recommends you vote “ONE YEAR” for the following:

3.	Advisory vote on the frequency of the named executive officer compensation advisory vote

The Board of Directors recommends you vote “FOR” the following:

4.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016